      As filed with the Securities and Exchange Commission on August 4, 1998

                                                           File No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  ---------------------------------------------


                                    FORM S-8
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                  ---------------------------------------------
                              THE FIRST YEARS INC.
             (Exact name of registrant as specified in its charter)


          MASSACHUSETTS                                        04-2149581
  (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                           Identification No.)


                                ONE KIDDIE DRIVE
                            AVON, MASSACHUSETTS 02322
                  ---------------------------------------------
          (Address of principal executive offices, including zip code)


                           1993 EQUITY INCENTIVE PLAN
                      1993 STOCK OPTION PLAN FOR DIRECTORS
                      -------------------------------------
                            (Full title of the plan)

                                  John R. Beals
                             Chief Financial Officer
                                One Kiddie Drive
                            Avon, Massachusetts 02322
                                 (508) 588-1220
                  ---------------------------------------------
 (Name, Address and Telephone Number, including Area Code, of Agent for Service)


                         CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------
Title of                 Amount                  Proposed                Proposed maximum         Amount of
Securities               to be                   maximum                 aggregate                registered
to be                    registered              offering                offering                 fee
registered                                       price per               price(1)
                                                 share(1)
------------------------------------------------------------------------------------------------------------
Common Stock,            1,340,000 shares        $16.5625                $22,193,750              $6,548
par value $0.10
------------------------------------------------------------------------------------------------------------

(1) The offering price has been estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low sales prices of The First Years Inc. Common Stock, par value $0.10, reported on NASDAQ National Market on July 30, 1998.

                            Exhibit Index on page 4;
                               Page 1 of 6 pages.

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


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

INCORPORATION BY REFERENCE

     Pursuant to General Instruction E to Form S-8, the contents of the Registrant's earlier Registration Statement on Form S-8 (file number 33-67880) are hereby incorporated by reference thereto.

Item 8. Exhibits.

Exhibit

4.1 1993 Equity Incentive Plan, as amended, which is incorporated by reference to Exhibit 10(g) to the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

4.2 1993 Stock Option Plan for Directors, as amended, which is incorporated by reference to Exhibit 10(h) to the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

5        Opinion of Ropes & Gray.

23.1     Consent of Deloitte & Touche LLP.

23.2 Consent of Ropes & Gray (contained in the opinion filed as Exhibit 5 to this registration statement).

24       Powers of Attorney (included on signature page).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Avon, The Commonwealth of Massachusetts, on this 30th day of July, 1998.

                                            THE FIRST YEARS INC.

                                            By  /s/ John R. Beals
                                                ----------------------------
                                                John R. Beals
                                                Chief Financial Officer


                                POWER OF ATTORNEY

     Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes Ronald J. Sidman and Gitta M. Kurlat, and each of them singly, his true and lawful attorneys with full power to them, and each of them singly, to sign for him and in his name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he hereby ratifies and confirms his signature as it may be signed by said attorneys, or any of them, to any and all such amendments.

Signature               Capacity in Which Signed                   Date

/s/ Ronald J. Sidman    Chairman of the Board, Chief               July 30, 1998
Ronald J. Sidman        Executive Officer, President
                        and Director (principal
                        executive officer)


/s/ John R. Beals       Senior Vice President,                     July 30, 1998
John R. Beals           Treasurer and Chief Financial
                        Officer (principal financial and
                        accounting officer)


/s/ Jerome M. Karp      Vice Chairman of the Board                 July 30, 1998
Jerome M. Karp          and Director


/s/ Fred T. Page        Director                                   July 30, 1998
Fred T. Page


/s/ Evelyn Sidman       Director                                   July 30, 1998
Evelyn Sidman


/s/ Merton N. Alperin   Director                                   July 30, 1998
Merton N. Alperin


/s/ Benjamin Peltz      Director                                   July 30, 1998
Benjamin Peltz

                                 EXHIBIT INDEX

Number                         Title of Exhibit                           Page


4.1 1993 Equity Incentive Plan, which is incorporated by reference to Exhibit 10(g) to the Company's Annual
          Report on Form 10-K for the year ended December 31, 1997.

4.2 1993 Stock Option Plan for Directors, which is incorporated by reference to Exhibit 10(h) to the Company's Annual Report on Form 10-K for the year ended
          December 31, 1997.

5         Opinion of Ropes & Gray.                                        5

23.1      Consent of Deloitte & Touche LLP.                               6

23.2 Consent of Ropes & Gray (contained in the opinion filed as Exhibit 5 to this registration statement).

24 Powers of Attorney (included in Part II of this registration statement under the caption "Signatures").